                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 2)

Filed by the Registrant                                                      [x]
Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  QUIXIT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box  if any part of the fee is offset as provided by Exchange Act Rule
    0-11(")(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                                    QUIXIT, INC.
                            17 Barstow Road, Suite 301
                            Great Neck, New York 11021


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of Quixit, Inc.:

     A Special Meeting of Shareholders of QUIXIT, Inc. (the "Company") will be held at the law offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017 at 10:00 a.m., Eastern time, on February __, 2003 for the following purposes:

     1.   To elect a Board of Directors for the ensuing year;

     2. To consider and act upon a proposal to amend the Company's Articles of Incorporation to change the Company's name from Quixit, Inc. to TOP Group Corporation;

     3. To consider and act upon a proposal to authorize the Company to reincorporate in the State of Delaware;

     4. To consider and act upon a proposal to amend the Company's Articles of Incorporation to add a provision prohibiting reverse stock splits and similar transactions for a period of two (2) years; and

     5. To transact such other business as may properly come before the meeting.

     All shareholders are invited to attend the meeting. Shareholders of record at the close of business on January 21, 2003, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and to vote at the meeting will be open to examination by shareholders beginning 10 days prior to the meeting for any purpose germane to the meeting during normal business hours at the law offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017.

     Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

                                        By Order of the Board of Directors

                                        /s/ Yang Hengming

                                        Yang Hengming
                                        President and Chief Executive
                                        Officer

New York, New York
January 21, 2003

                                   QUIXIT, INC.
                            17 Barstow Road, Suite 301
                            Great Neck, New York 11021

                                 (516) 482-2119

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

Solicitation and Revocability of Proxy

     This proxy statement ("Proxy Statement") and the accompanying proxy ("Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Quixit, Inc., a Colorado corporation (the "Company"), for use at a Special Meeting of Shareholders (the "Special Meeting")to be held at the law offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017 on February __, 2003 at 10:00 a.m., Eastern Time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to shareholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

     A shareholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a letter dated Proxy reflecting contrary instructions or appearing at the Special Meeting and voting in person.

     The mailing address of the Company's principal executive office is 17 Barstow Road, Suite 301, Great Neck, New York 11021, and its telephone number at this office is (516) 482-2119.

Shares Outstanding, Voting Rights and Proxies

     Holders of shares of the Company's common stock, no par value per share (the "Common Stock") of record at the close of business on January 21, 2003 (the "Record Date") are entitled to vote at the Special Meeting or any postponement or adjournment thereof. On the Record Date there were issued and outstanding 5,000,000 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote.

     The holders of a majority of the outstanding shares of the Company entitled to vote on the matters proposed herein, present in person or by Proxy, shall constitute a quorum at the Special Meeting. The approval of a majority of the outstanding shares of Common Stock present in person or represented by Proxy, assuming a quorum at the Special Meeting, is required for the adoption of the matters proposed herein.

     The form of Proxy solicited by the Board affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Special Meeting. Shares of Common Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited shareholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Special Meeting.

     The persons named as proxies are Yang Hengming and Lu Anli. All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a Proxy, the shares of Common Stock represented by your Proxy will be voted FOR the Board's nominees for director and FOR the approval of Proposals 2, 3, and 4 and in accordance with the Proxy holder's best judgment as to any other matters raised at the Special Meeting.

Dissenter's Rights

     Under Colorado law, shareholders are not entitled to dissenter's rights of appraisal on any proposal referred to herein.

     The approximate date on which this Proxy Statement and the accompanying form of Proxy are first being mailed to shareholders is January 21, 2003.


                    INFORMATION RELATING TO VARIOUS PROPOSALS

Information Concerning Directors

     At the time of the Special Meeting, the Board will consist of two incumbent members (one of which is seeking to be elected at the Special Meeting) and three new members (all of which are seeking to be elected at the Special Meeting), in each case to hold office until the next annual or special meeting of shareholders at which a new Board is elected and until their successors shall have been elected and qualified. The Company's Articles of Incorporation and Bylaws presently provide for a Board of no less than three (3) and no more than seven (7) directors. It is intended that the accompanying Proxy will be voted in favor of the following persons to serve as directors, unless the shareholder indicates to the contrary on the Proxy.

      Yang Hengming, who is an incumbent director, and Song Ruhua and Andrew Lu, who would be new directors, have been nominated by the Board for election as directors of the Company. All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the Proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director. The persons named in the accompanying Proxy intend to vote for the election as director of the nominees listed above. Information regarding directors is set forth below.

     The following table sets forth certain information with respect to each person who is currently a director and/or executive officer of the Company, as well as the persons nominated and recommended to be elected by the Board, and is based on the records of the Company and information furnished to it by the persons. Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by each director and executive officer of the Company and the nominees.

Directors and Executive Officers

The following table contains certain information with respect to the persons who are currently, or nominated to be, directors and executive officers of the Company.


Name                          Age       Principal Occupation                    Director Since
----                          ---       --------------------                   --------------
Song Ruhua                    41        Nominated as Chairman of the             Pending Election
                                        Board of the Company


Yang Hengming                 41        Presently, and Nominated to be           January 2003
                                        President and Chief Executive Officer


Lu Anli                       34        Nominated as Vice President,             Pending Election
                                        Secretary and Assistant Treasurer


H. Daniel Boone               64        Resigning as Director                    August 2000


     SONG RUHUA - Mr. Song has been nominated to serve as Chairman of the Board of the Company. He is, the Chairman of TOP Group, a Chinese conglomerate engaged in high tech software, hardware, education and related business. After graduating from the University of Electronic Science and Technology of China in 1983, Mr. Song accepted a position teaching physics there, and published more than one hundred papers. In February of 1992, Mr. Song and two other teachers established TOP Group, and, in ten years, have taken it from a small private company with fewer than twenty employees to a large-scale hi-tech enterprise. Mr. Song has received many honors, including being named one of the "Ten Men of the Moment" in China's IT industry and one of the "Most Prominent Young People in China's Software Industry" in 2000, and one of China's 100 Richest Business People by Forbes in 2000, 2001, and 2002.

     YANG HENGMING - Mr. Yang is presently President and Chief Executive Officer of the Company, having been appointed in January 2003. He has been nominated to continue as President and Chief Executive Officer of the Company. Mr. Yang joined TOP Group in 2000 and serves as Vice President of TOP International Division and is responsible for TOP Group's U.S. operations. Mr. Yang received both B.A. and M.B.A. degrees. Prior to joining TOP Group, Mr. Yang was Chief Executive Officer of Chaopiao.com from 1999 to 2000 and Vice President of CCL, Inc. from 1197 to 1999.

     LU ANLI - Mr. Lu has been nominated to serve as Vice President, Secretary and Assistant Treasurer of the Company. He joined TOP Group in 1993 and serves as Chief Executive Officer of TOP Finances and President of TOP International Division. Mr. Lu received his B.S. and M.S. degrees in telecommunications.

      H. DANIEL BOONE - Mr. Boone, age 64, has been a director of the Company since August 2000. He was President of the Company until his resignation in January 2003. Mr. Boone will not be standing for reelection as a director or officer of the Company. Mr. Boone's business experience from 1995 to present includes being a general partner in B&F Investments, a private equity investment firm. Additionally, he has been a consultant to several public companies involved in various industries and also a participant in various mergers and acquisition entities, both public and private.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Pursuant to a Stock Purchase Agreement dated December 20, 2002 by and among H. Daniel Boone, the Company, and TOP Group Corporation, a New York Corporation ("Top New York").on January 16, 2003, H. Daniel Boone sold an aggregate of 4,400,000 shares of Common Stock to TOP New York. The shares of capital stock of TOP New York are owned 95% by Song Ruhua and 5% by Yang Hengming. Yang Hengming is presently a director and President and Chief Executive Officer of the Company. Song Ruhua has been nominated to serve as a director and Chairman of the Board of Directors of the Company.

                             EXECUTIVE COMPENSATION

     None of the Company's officers and/or directors presently receives any compensation for their respective services rendered to the Company, nor have they received such compensation in the past. They all have agreed to act without compensation until authorized by the Board of Directors. As of the date of filing this report, none of the officers or directors is accruing any compensation pursuant to any agreement with the Company.

     No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.


            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Our records reflect that all reports which were required to be filed pursuant to Section 16 (A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") were filed on a timely basis. We are not aware of any failure to comply with Section 16 (A) by any of the Company's officers, directors, and 10% shareholders.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following tables set forth certain information regarding the beneficial ownership of the Company's Common Stock as of January 21, 2003, by (i) each director, (ii) the current Chief Executive Officer, (iii) the Chief Financial Officer, (iv) all persons, including groups, known to the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company, and (v) all executive officers and directors as a group. As of January 21, 2003, there was a total of 5,000,000 shares of Common Stock outstanding.

     The address of each of the following persons is c/o TOP Group Corporation, 17 Barstow Road, Suite 301, Great Neck, NY 11021.

                        Certain Holders of Common Stock


                                                 Shares of Common Stock
                                                Beneficially  Owned as of
                                                   January 21, 2003(1)
                                               ----------------------------
                                              Number of          Percent of
Name of Beneficial Owner                      Shares             Class
------------------------                      ---------          ----------

TOP Group Corporation(2)                      4,400,000          88%
All directors and executive
 officers as a group                          4,400,000          88%

(1) Beneficial ownership is determined in accordance with the rules of the SEC.

(2) The shares of capital stock of TOP Group Corporation, a New York corporation, are owned 95% by Song Ruhua (nominated to be a director and Chairman of the Board of the Company) and 5% by Yang Hengming (a director, President and Chief Executive Office of the Company).

                              PROPOSALS FOR VOTING


Proposal 1:    ELECTION OF DIRECTORS

     The Board of Directors has nominated Song Ruhua, Yang Hengming and Lu Anli for election as directors of the Company (collectively, the "Director Nominees").


Vote Required

     The approval of a majority of the shares of Common Stock present in person or represented by proxy, assuming a quorum of the holders of Common Stock at the Special Meeting, is required for election of the Director Nominees. Cumulative voting in the election of directors is not allowed.

     The Board of Directors recommends a vote FOR election to the Board of Directors of the Company for each of the Director Nominees.

Proposal 2:    APPROVAL OF AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE
               THE COMPANY'S NAME

     The Board has determined that it would be advisable to amend the Company's Articles of Incorporation to change its name from "Quixit, Inc." to "TOP Group Corporation".

     The Board has unanimously adopted and declared it advisable and unanimously recommends to the Company's shareholders that the Company's Articles of Incorporation be amended as described. A copy of the Company's Articles of Incorporation, as proposed to be amended by the resolution adopted by the Board, is attached as Annex A.


Proposal 3: APPROVAL OF REINCORPORATION IN DELAWARE

     The Board has recommended, and at the Special Meeting the shareholders will be asked to authorize the change of the Company's state of incorporation from Colorado to Delaware. The transaction will not result in any change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed change are summarized below.

      In order to effect the Company's reincorporation in Delaware, the Company will be merged into a newly formed, wholly-owned subsidiary incorporated in Delaware. Prior to the merger, the Delaware subsidiary will not have engaged in any activities except in connection with the proposed transaction. The mailing address of the Delaware subsidiary's principal executive offices and its telephone number are the same as those of the Company. As part of its approval and recommendations of the Company's reincorporation in Delaware, the Board has approved, and recommends to the shareholders for their adoption and approval, an Agreement and Plan of Merger (the "Reincorporation Agreement") pursuant to which the Company will be merged with and into the Delaware subsidiary. The full texts of the Reincorporation Agreement and the Certificate of Incorporation and Bylaws of the successor Delaware corporation under which the Company's business would be conducted after the merger are set forth as Annex B, Annex C, and Annex D, respectively, hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Annexes. The provisions of the Certificate of Incorporation will be substantially identical to those of the Company's current Articles of Incorporation, as amended, except that the Certificate of Incorporation will (i) be governed by Delaware law, and (ii) include additional provisions regarding the indemnification of directors, officers and other agents. In addition, the form of Certificate of Incorporation annexed hereto will be adjusted to give effect to the outcome of the proposals set forth in this Proxy Statement.

     The reincorporation of the Company in Delaware through the above-described merger (hereinafter referred to as the "Reincorporation") requires approval of the Company's shareholders by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

     In the following discussion of the proposed Reincorporation, the term "TOP-COL" refers to the Company as currently organized as a Colorado corporation; the term "TOP-DEL" refers to the new wholly-owned Delaware subsidiary of TOP-COL that will be the surviving corporation after the completion of the transaction; and the term "Company" includes either or both, as the context may require, without regard to the state of incorporation.

     Upon shareholder approval of the Reincorporation, and upon acceptance for filing of appropriate certificates of merger by the Secretary of State of Delaware and the Secretary of State of Colorado, TOP-COL will be merged with and into TOP-DEL pursuant to the Reincorporation Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws set forth in Annex C and Annex D, respectively. Upon the effective time of the Reincorporation, each outstanding share of common stock of TOP-COL automatically will be converted into one share of stock of TOP-DEL.

     IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF TOP-DEL. OUTSTANDING STOCK CERTIFICATES OF TOP-COL SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

Principal Reasons for Changing the Company's State of Incorporation

     The Board believes that the Reincorporation will provide flexibility for both the management and business of the Company.

     Delaware  is a  favorable  legal  and  regulatory  environment  in which to operate.  For  many  years,  Delaware  has  followed  a  policy  of  encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs.

      Delaware  is a  favorable  legal and  regulatory  environment  in which to operate.  For  many  years,  Delaware  has  followed  a  policy  of  encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs. In addition, many investors and securities professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdictions, even where the laws are similar.

COMPARISON OF THE RIGHTS OF HOLDERS OF TOP-COL COMMON STOCK AND TOP-DEL COMMON STOCK

      TOP-COL  is  a  Colorado   corporation   and  the  Colorado   Business
Corporation Act and the Articles of Incorporation and Bylaws of TOP-COL govern the rights of its shareholders. TOP-DEL is a Delaware corporation and the rights of it shareholders are governed by the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws of TOP-DEL.

Significant Differences Between the Corporation Laws of Colorado and Delaware

      The corporation laws of Colorado and Delaware differ in many respects. Although all the differences are not described in this Proxy Statement, certain provisions, which could materially impact the rights of shareholders of TOP-COL as compared to the rights of stockholder in TOP-DEL, are discussed below.

Removal of Directors

      Directors may generally be removed with or without cause under the laws of both Colorado and Delaware, with the approval of a majority of the outstanding shares entitled to vote in an election of directors. However, no director may be removed if the number of votes cast against such removal would be sufficient to elect the director.

             Colorado                                      Delaware
-----------------------------------------  -----------------------------------------
A director of a corporation  that does     A  director  of  a   corporation   that
not have a staggered board of  directors   does  not  have  a classified  board of
or  cumulative  voting  may be removed     directors or cumulative  voting may be
with or without  cause with the  approval  removed  with or  without  cause  with
of a majority of the outstanding          the  approval  of a     majority of the
shares entitled to vote at an election of outstanding  shares entitled to vote at
directors.  In the case of a  Colorado    an election of directors. In the case of
corporation having cumulative  voting,    a Delaware corporation  having cumulative
if less than the entire board is to be    voting,  if less  than the entire board
removed,  a director  may not be removed  is to be removed, a director may not be
without  cause if the number of shares    removed without cause if the number of
voted  against  such removal  would be    shares  voted against such removal would
sufficient to elect the director under    be sufficient to elect the director
cumulative  voting. The  Articles  of     under   cumulative voting. A director of
Incorporation  of  TOP-COL do not         a corporation with a classified  board
provide  for  a  classified   board  of   of  directors  may be removed only for
directors  or  for cumulative voting.     cause,   unless the certificate of
                                          incorporation otherwise provides. The
                                          Certificate of Incorporation  of  TOP
                                          -DEL  does  not provide  for  a
                                          classified board of directors or for
                                          cumulative voting.
----------------------------------------  -----------------------------------------

Classified  Board  of  Directors

     A classified or staggered (the term used in the CBCA) board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process.

             Colorado                                     Delaware
----------------------------------------  ----------------------------------------
The  TOP-COL Articles of  Incorporation   Delaware  law permits,  but does not
and Bylaws do note provide for a          require,  a classified board of
staggered  board.  Colorado law permits,  directors,  pursuant to which the
but does  not  require,  a  staggered     directors can be divided into as many as
board of  directors, pursuant  to which   three classes with staggered  terms of
the  directors  can be  divided  into as  office,  with only one class of
many as three classes with staggered      directors  standing for election each
terms of office,  with only one class of  year. The TOP-DEL Certificate of each directors  standing  for  election year.  Incorporation  and Bylaws do not provide for a  classified board and TOP-DEL
                                          presently does not intend to propose
                                          establishment of a classified board.
----------------------------------------  ----------------------------------------

Indemnification and Limitation of Liability of Directors, Officers and Other Agents

     Delaware and Colorado have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt provisions in its articles or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty in certain cases. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability of directors, officers and other agents.

Colorado                                                     Delaware
------------------------------------------  ------------------------------------------
The Articles of Incorporation of TOP-COL    The  Certificate  of   Incorporation  of
eliminate the liability of directors  to    TOP-DEL  also eliminates  the  liability
the  corporation  to the fullest extent     of directors to the  corporation or its
permissible  under Colorado law.            stockholders  for  monetary  damages  for
Colorado law does not permit the            breach of fiduciary   duty  as  a
elimination  of  monetary  liability        director  to  the  fullest  extent
where such liability is based on: (a)       permissible   under   Delaware  law,  as
intentional  misconduct or knowing  and     such  law  exists currently  or as it may
culpable  violations  of  law;  (b)  acts   be  amended  in the  future.  Under
or omissions  that a director  believes     Delaware  law,  such  provision  may not
to be contrary to the best interests of     eliminate or limit director  monetary
the corporation or its  shareholders, or    liability  for:  (a)  breaches  of  the
that  involve  the absence of good faith    director's  duty  of  loyalty  to  the
on the part of the director;  (c) receipt   corporation  or its stockholders;  (b)
of an improper personal benefit; (d) acts   acts or  omissions  not in good faith or
or  omissions  that show  reckless          involving  intentional  misconduct or
disregard  for the director's  duty to      knowing violations of law;  (c) the
the  corporation  or its  shareholders,     payment of  unlawful  dividends  or
where the director in the ordinary          unlawful stock  repurchases or
course of  performing a director's          redemptions;  or (d)  transactions in
duties  should  be aware  of a risk of      which the director  received an improper
serious injury to the corporation or its    personal benefit. Such limitation of
shareholders;  (e) acts or omissions        liability  provisions also may not limit
that   constitute   an  unexcused           a  director's  liability  for  violation
pattern  of inattention   that   amounts    of  or  otherwise relieve its directors
to  an   abdication   of  the director's    from the necessity of complying with
duty to the  corporation  and its           federal   or  state   securities   laws,
shareholders; (f) interested                or  affect the availability  of  non-
transactions  between the corporation and   monetary  remedies such as injunctive
a director  in  which a  director  has a    relief or rescission.
material  financial interest;  and (g)
liability  for improper  distributions,
loans or guarantees.

Colorado law generally permits              Delaware law generally  permits
indemnification of director liability,      indemnification of expenses,   including
including  expenses  actually  and          attorney's   fees,   actually   and or
reasonably incurred in the defense or       reasonably  incurred  in the  defense  or
settlement  of a derivative or third-       settlement  of a third-party action,
party  action,  provided  there  is a       provided there is a determination by a
determination by a majority vote of a       derivative  or  majority vote of a


disinterested  quorum of the  directors,    disinterested  quorum of the directors,
by  independent  legal  counsel or by a     by  independent  legal  counsel or by a
quorum  of  the   shareholders   that       majority  vote of a majority  vote of a
the  person  seeking indemnification        quorum  of the  stockholders  that the
acted  in good  faith  and in the  case     person seeking  indemnification  acted in
of conduct  in an  official  capacity,      good faith and in  a manner  reasonably
in a manner  he or she reasonably           believed to be in, or not opposed to, the
believed  was  in  the  best  interests     best  interests  of  the  corporation.
of the corporation  or a benefit  plan      Without  court approval,  however,  no
(if  acting  in a  capacity with  respect   indemnification  may  be  made  in
to  such  a  plan).  In  other  cases,      respect of any  derivative  action in
the director  is  entitled  to              which such  person is adjudged   liable
indemnification  if  his or her conduct     for  negligence  or  misconduct  in  the
was at least not opposed to the             performance  of  his  or  her  duty  to
corporation's  best interests.  In  a       the   corporation.  Delaware law requires
criminal  proceeding,  the  director  is    indemnification of expenses when the
entitled to  indemnification if he or she   individual being indemnified has
had no reasonable  cause to believe the     successfully  defended any action,
conduct was unlawful.                       claim,  issue, or matter therein, on the
                                            merits or  otherwise.


------------------------------------------  ------------------------------------------
Without court  approval,  however,  no
indemnification  is available in any        Delaware  law  also  permits  a  Delaware
action by or on behalf of the               corporation  to provide  indemnification
corporation (i.e.,  a  derivative           in  excess  of that  provided  by
action)  in  which  such  person  is        statute.  In contrast to Colorado  law,
adjudged   liable  to  the  corporation     Delaware  law does not require
or  in  any  other basis  that  he  or      authorizing  provisions in the
she  received  an  improper   personal      certificate of incorporation and does not
benefit.  Colorado law requires             contain express  prohibitions on
indemnification of director expenses        indemnification  in  certain
when  the  individual   being               circumstances.  A  court  may impose
indemnified   has successfully  defended    limitations on  indemnification,
any action,  claim, issue, or matter        however,  based on principles of public
therein, on the merits or otherwise.        policy.

A director  may also  apply for and         Delaware law provides that the
obtain  indemnification as ordered by a     indemnification  provided by statute
court under  circumstances  where the       shall not be deemed  exclusive of any
court deems  the director   is entitled     other rights under  any  bylaw,
to mandatory indemnification  under         agreement,   vote  of  stockholders  or
Colorado law or when,  under all the        disinterested directors or otherwise.
facts and circumstances,  it deems it
fair and  reasonable to award
indemnification  even though the director
has not strictly met the  statutory
standards.  An officer is also entitled
to  apply   for  and receive court
awarded indemnification to the same
extent as a director.

A corporation  cannot  indemnify its
directors by any means (other than under a third party insurance contract) if to do so would be inconsistent with the limitations on indemnification set forth in the CBCA.

A Colorado  corporation may indemnify
officers,  employees, fiduciaries and
agents to the same extent as directors,
and may  indemnify  those  persons to a
greater  extent than is available to
directors if to do so does not violate
public policy  and  is  provided  for in
a  bylaw,  a  general  or specific
action of the board of directors or
shareholders or in a contract.
------------------------------------------  ------------------------------------------


     Both Colorado and Delaware law require indemnification when a director or officer has successfully defended an action on the merits or otherwise.

     Expenses incurred by an officer or director in defending an action may be paid in advance under Colorado and Delaware law if the director or officer undertakes to repay the advances if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

Inspection  of  Shareholder  List

     Both Delaware and Colorado law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interests as a shareholder.

Consideration  for  Issuance  of  Shares

             Colorado                                      Delaware
-----------------------------------------  -----------------------------------------
Shares  may  be  issued  for               Shares  may  be  issued  for
consideration  consisting  of tangible     consideration  consisting  of tangible or
or intangible property  or  benefit to     intangible   property  or  benefit  to
the corporation, including cash,           the corporation,  including cash,
promissory  notes,  services  performed    promissory  notes,  services performed
and other securities of the corporation.   and other securities of the corporation.

Shares may not be issued for               In the absence of "actual fraud," in the
consideration  consisting of a promissory  transaction,  the judgment of the board
note of the  subscriber  or an affiliate   as to the value of the  consideration
of the subscriber  unless the note is      shall be conclusive.
negotiable and is secured by collateral,
other than the  shares,  having a fair     No provisions  restrict  the  ability  of
market value at least equal to the         the  board  to authorize  the issuance of
principal  amount of the note. The note    stock for a  promissory  note of any
must reflect a promise to pay              type,  including an unsecured or
independent  of the collateral and cannot  nonrecourse  note or a note secured only
be a "nonrecourse" note.                   by the shares. Shares  with par value
                                           cannot be issued for  consideration with
Shares  with a par value may be  issued    a value  that  is less  than  the  par
for  consideration less than such par      value.  Shares without  par  value  can
value.                                     be  issued  for any  consideration
                                           determined to be valid by the board.
-----------------------------------------  -----------------------------------------


Dividends  and  Repurchases  of  Shares

             Colorado                                       Delaware
------------------------------------------  -----------------------------------------
Colorado  law  dispenses  with the          The  concepts  of  par  value,   capital
concepts of par value of shares  as  well   and  surplus  are retained  under
as  statutory   definitions  of  capital,   Delaware  law.   Delaware  law  permits
surplus and the like.  Colorado  law        a corporation  to declare  and pay
permits a  corporation to declare and pay   dividends  out of surplus or,  if there
cash or in-kind  property  dividends  or    is no  surplus,  out of net  profits  for
to  repurchase  shares  unless,  after      the fiscal year in which the  dividend
giving effect to the transaction:  (a)      is declared  and/or for the preceding
the corporation  would not be able to pay   fiscal year as long as the amount of
its  debts  as  they  become  due in the    capital of the  corporation  following
usual  course  of business;  or (b) the     the  declaration and payment of the
corporation's  total assets would be less   dividend is not less than the  aggregate


than the sum of its  total  liabilities     amount of the  capital  represented  by
plus  (unless the articles of               the  issued  and  outstanding stock  of
incorporation  permit otherwise) the        all  classes  having  a  preference
amount that  would  be  needed,  if  the    upon  the distribution   of  assets.   In
corporation  were  to be dissolved at the   addition,  Delaware  law generally
time of the  distribution,  to satisfy      provides  that  a  corporation  may
the preferential  rights upon dissolution   redeem  or repurchase its  shares   only
of shareholders whose preferential          if  the   capital  of  the corporation
rights are  superior to those  receiving    is  not  impaired  and  such   redemption
the distribution.                           or repurchase would not impair the
                                            capital of the corporation.
------------------------------------------  -----------------------------------------


      To  date,  TOP-COL  has  not  paid  any  cash  dividends.

Shareholder  Voting  on  Mergers  and  Certain  Other  Transactions

     Both Delaware and Colorado law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

              Colorado                                     Delaware
-----------------------------------------  -----------------------------------------
Colorado  law does not  require a          Delaware  law  contains a similar
stockholder  vote of the surviving         exception  to its voting requirements for
corporation in a merger (unless the        reorganizations  where shareholders of
corporation provides  otherwise in its     the corporation  itself,  or  both,
certificate of incorporation) if (a) the   immediately  prior  to the reorganization
merger  agreement  does  not  amend  the   will own immediately after the
existing certificate of  incorporation,    reorganization equity securities
(b) each share of the stock of  the        constituting more than 80 percent of the
surviving  corporations   outstanding      voting  power of the  surviving or
immediately before the  effective  date    acquiring corporation or its parent
of the  merger is an  identical            entity.
outstanding  share  after  the  merger,
and (c)  either no shares of common stock
of the surviving  corporation and no
shares,  securities or  obligations
convertible  into such stock  are to be
issued  or  delivered  under  the plan of
merger, or the authorized,  unissued
shares or the treasury shares of common
stock of the surviving  corporation  to
be issued or  delivered  under the plan
of merger  plus  those initially
issuable  upon  conversion  of any other
shares, securities or obligations  to be
issued or delivered  under such plan do
not exceed twenty  percent (20%) of the
shares of common stock of such
constituent corporation outstanding
immediately prior to the effective date
of the merger.


Unless one of these exceptions are
available,  Colorado law requires  that a
majority  of  the  shareholders  of  both
acquiring  and  target corporations
approve   statutory mergers.
-----------------------------------------  -----------------------------------------

     Both Delaware law and Colorado law also require that a sale of all or substantially all of the assets of a corporation otherwise than in the ordinary course of business be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

     Both Colorado and Delaware law generally do not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares or where the designation of the class of securities includes such a right.

Stockholder Approval of Certain  Business  Combinations  under  Delaware  Law

     In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

     Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

     For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation of a direct or indirect majority-owned subsidiary equal in aggregate market value of ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. The three-year moratorium imposed on business combinations by Section 203 does not apply if:

     (i) Prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder;

     (ii) Upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

     (iii) On or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent of the outstanding voting stock not owned by the interested stockholder.

Section 203 only applies to certain publicly held corporations that have a class of voting stock that is

     (i)  Listed  on  a  national  securities  exchange,

     (ii) Quoted on an interdealer quotation system of a registered national securities association or

     (iii)  Held  of  record  by  more  than  2,000  stockholders.

     Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, TOP-DEL does not intend to so elect.

     Section 203 will encourage any potential acquirer to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for TOP-DEL in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to TOP-DEL will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for TOP-DEL's shares over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions.

Interested  Director  Transactions

     Under both Delaware and Colorado law, contracts or transactions in which one or more of a corporation's directors has an interest are generally not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Delaware and Colorado law. To authorize or ratify the transaction, under Colorado law (a) either the shareholders or the disinterested members of the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or (b) the contract or transaction must have been fair as to the corporation. The same requirements apply under Delaware law, except that the fairness requirement is tested as of the time the transaction is authorized, ratified or approved by the board, the shareholders or a committee of the board. If board approval is sought, the contract or transaction must be approved by a majority vote of the disinterested directors (though less than a majority of a quorum), except that interested directors may be counted for purposes of establishing a quorum.

Loans  to  Directors  and  Officers

             Colorado                                     Delaware
----------------------------------------  -----------------------------------------
The board of directors  cannot make a     The  board  of  directors   may  make
loan to a director or officer  (or  any   loans  to,  or guaranties  for,
entity  in  which  such  person  has  an  directors  and  officers on such terms as interest),  or guaranty  any  obligation  they deem appropriate  whenever,  in the
of such person or entity,  until at       board's  judgment, the  loan  can  be
least  ten days  after  notice  has been  expected  to  reasonably   benefit  the
given to the  shareholders who would be   corporation.
entitled to vote on the  transaction if
it were being submitted for shareholder
approval.
----------------------------------------  -----------------------------------------

Shareholder  Derivative  Suits

     Under both Delaware and Colorado law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law.

   Colorado                                                Delaware
-----------------------------------------  ----------------------------------------
Provides  that  the  corporation  or  the  Delaware does not have a similar bonding
defendant  in  a derivative  suit  may     requirement.
make a motion  to the  court  for an
order  requiring  the  plaintiff
shareholder  to furnish a
security bond.
-----------------------------------------  ----------------------------------------

Appraisal/Dissenters'  Rights

     Under both Delaware and Colorado law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal/dissenters' rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under both Delaware and Colorado law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation.

             Colorado                                       Delaware
-----------------------------------------  ------------------------------------------
Dissenters'  rights are not available to   Appraisal  rights are not  available (a)
shareholders of a corporation surviving a  with respect to the sale, lease or
merger  if no vote of the stockholders     exchange of all or substantially  all of
of the surviving  corporation  is          the  assets  of a  corporation,  (b) with
required to approve  the  merger  or       respect  to a merger or  consolidation
share exchange under certain provisions    by a  corporation  the  shares of which
of Colorado law.                           are either listed on a national
                                           securities  exchange or are held of
Dissenters  rights are not available to    record by more than  2,000  holders  if
shareholders  of a Colorado   corporation  such stockholders   receive   only
with   respect   to  a  merger  or         shares  of  the   surviving corporation
consolidation  by a  corporation  the      or shares of any  other  corporation
shares  of which are either  listed on a   that are either listed on a national
national  securities  exchange  or are     securities exchange or held of record by
held  of  record  by  more  than  2,000    more  than  2,000  holders,  plus cash in
holders  if  such stockholders   receive   lieu of fractional shares of such
only   shares  of  the   surviving         corporations, or  (c)  to stockholders
corporation  or shares of any  other       of a  corporation  surviving  a merger
corporation  that are either listed on a   if no vote of the  stockholders  of the
national  securities exchange or held of   surviving  corporation is required to
record by more  than  2,000  holders,      approve the merger under certain
plus cash in lieu of fractional   shares   provisions of Delaware law.
of  such   corporations, or  (c)  to
stockholders  of a  corporation
surviving  a merger  if no
vote of the  stockholders  of the
surviving  corporation is required to
approve the merger under certain
provisions of Colorado law.
-----------------------------------------  ------------------------------------------


Dissolution

             Colorado                                       Delaware
------------------------------------------  -----------------------------------------
If  the  board  of directors initially      Unless the board of  directors  approves
approves the dissolution,  it may be        the  proposal  to dissolve,  the
approved by a simple  majority of the       dissolution  must  be  approved  by all
outstanding shares of the corporation's     the stockholders  entitled to vote
stock entitled to  vote. In the  event of   thereon. Only if the board of directors
such a board-initiated dissolution,         initially  approves the dissolution may
Colorado law allows a Colorado              it be approved by a simple majority of
corporation to include in its certificate   the outstanding  shares of the
of incorporation a supermajority            corporation's  stock entitled to vote. In
(greater  than  a  simple  majority)        the event of such a board initiated
voting requirement   in  connection         dissolution,  Delaware law allows a
with   dissolutions.   Under Colorado       Delaware  corporation  to  include  in
law,  shareholders  may only initiate       its  certificate  of incorporation  a
dissolution by way of a judicial            supermajority (greater  than  a  simple
proceeding.                                 majority) voting requirement in
                                            connection with dissolutions.  TOP-DEL's
                                            Certificate of  incorporation contains no
                                            such supermajority requirement,  however,
                                            and a majority  of  the  outstanding
                                            shares  entitled  to  vote, voting at a
                                            meeting at which a quorum is present,
                                            would be sufficient to approve a
                                            dissolution  of  TOP-DEL  that had
                                            previously been approved by its Board of
                                            Directors.
------------------------------------------  -----------------------------------------

Vote  Required

     The approval of a majority of the outstanding shares of the Company's Common Stock is required to reincorporate in Delaware. Proxies solicited by the Board will be voted in favor of the adoption of Proposal 3 to reincorporate the Company in Delaware unless otherwise indicated thereon.

     The  Board   recommends   a  vote  FOR  the   approval  of  the   Company's
reincorporation in Delaware, which is designated as Proposal 3 on the enclosed Proxy card.

Proposal  4:    APPROVAL  OF  AMENDMENT OF ARTICLES OF INCORPORATION TO PROHIBIT
REVERSE STOCK SPLITS AND SIMILAR TRANSACTIONS

     The Board has determined that it would be advisable to amend the Company's Articles of Incorporation to prohibit, for a period of two (2) years from and after the date hereof, any reverse stock split or other transaction (a "Reverse Stock Split Transaction") that would reduce the number of outstanding shares of common stock of the Company or any successor company.

     If the Company or its shareholders were to take any action that contravened this amendment, then the Company would be required to grant automatically and immediately to each of the Company's shareholders of record as of October 31, 2002 a dividend equal to the number of the number of shares held by each such shareholder immediately prior to the Reverse Stock Split Transaction multiplied by a number of shares inversely proportional to the number of shares so reduced in the Reverse Split Transaction. A "Reverse Stock Split Transaction" would not include a reduction of shares by means of retirement to treasury or cancellation.

     This proposed amendment is required under a Stock Purchase Agreement dated December 20, 2002 by and among the Company, H. Daniel Boone and TOP New York, pursuant to which Mr. Boone sold on January 16, 2003 all of his shares of common stock of the Company to TOP New York. The purpose of this proposed amendment is to deter, for two years, dilution of the shares of Common Stock held by the present shareholders of the Company through a reverse stock or similar transaction, while permitting dilution by way of other types of transactions. Accordingly, the Board believes that this proposed amendment is in the best interests of the Company's shareholders.

     The Board has unanimously adopted and declared it advisable and unanimously recommends to the Company's shareholders that the Company's Articles of Incorporation be amended as described. A copy of the Company's Articles of Incorporation, as proposed to be amended by the resolution adopted by the Board, is attached as Annex A.


                         FINANCIAL AND OTHER INFORMATION

     Reference is made to the financial statements and other information included in the Company's Annual Report on Form 10-KSB for the period ended December 31, 2001 (as filed with the Securities and Exchange Commission on March 27, 2002) and the Company's Quarterly Reports on Form 10-QSB for the periods ended March 31, 2002, June 31, 2002, and September 30, 2002 (as filed with the Security and Exchange Commission on May 14, 2002, August 13, 2002 and November 14, 2002, respectively), all of which are incorporated herein by reference. Copies of such reports are included in this mailing. If you do not receive copies of such reports, the Company undertakes to provide to you, without charge, upon a written or oral request by you and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of such reports. Written requests for such reports should be addressed to the Office of the President, Quixit, Inc., c/o TOP Group Corporation, 17 Barstow Road, Suite 301, Great Neck, New York 11021. The Company's telephone number at such office is (516) 482-2119.


                                  OTHER MATTERS

     The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Special Meeting. If other matters properly come before the Special Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

                                    ANNEX A


                              ARTICLES OF AMENDMENT
                                       TO

                          THE ARTICLES OF INCORPORATION

                                       OF

                                  QUIXIT, INC.


     Pursuant to the provisions of the Colorado Business Corporation Act, Quixit, Inc. (the "Corporation"), has adopted the following Articles of Amendment to its Articles of Incorporation:

     FIRST:     The name of the Corporation is hereby changed from Quixit, Inc.
to TOP Group Corporation.

     SECOND:     The following Article is added to the Articles of
Incorporation:

          "Prior to January 16, 2005, neither Quixit nor its shareholders shall take any action which would reduce, whether by reverse split, consolidation, reorganization, merger or otherwise (a "Reverse Split Transaction"), the number of outstanding shares of common stock of Quixit or any successor company; provided, however, that, in the event any such action is taken in contravention of this Section __, Quixit shall automatically and immediately grant to each Quixit shareholder of record as of October 31, 2002 a dividend equal to (i) the number of shares held by each such shareholder immediately prior to such Reverse Split Transaction multiplied by (ii) a number of shares inversely proportional to the number of shares so reduced in such Reverse Split Transaction. Notwithstanding the foregoing, a 'Reverse Split Transaction' shall not include a reduction of shares by means of retirement to treasury or cancellation."

     THIRD:     By written informal action, unanimously taken by the Board of
Directors of the Corporation effective January 16, 2003, pursuant to and in accordance with Article 108, Section 202 and Article 110, Section 103 of the Colorado Business Corporation Act, the Board of Directors of the Corporation duly adopted and recommended the amendments described above to the Corporation's shareholders for their approval.

     FOURTH:     Notice having been properly given to the shareholders in
accordance with Article 107, Section 105 and Article 110, Section 103, at a meeting of shareholders held on February __, 2003, the number of votes cast for the amendment by the shareholders entitled to vote on the amendment was sufficient for approval by the shareholders.

     IN WITNESS WHEREOF, QUIXIT, INC., has caused these presents to be signed in its name and on its behalf by Yang Hengming, its President and Chief Executive Officer, and its corporate seal to be handwritten or impressed hereunder and attested by Lu Anli, its Chief Financial Officer, Treasurer and Secretary, on the ___ day of February, 2003, and its President acknowledges that these articles of Amendment are the act and deed of Quixit, Inc. and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best knowledge, information and belief.


Dated this ___ day of February, 2003.

ATTEST: QUIXIT, INC.

By: _______________________________    By: __________________________________
Yang Hengming, President and Chief         Lu Anli, Chief Financial Executive
Executive Officer                          Officer, Treasurer and Secretary

                                    ANNEX B

                                  QUIXIT, INC.,
                             A COLORADO CORPORATION
                                       AND
                             TOP GROUP CORPORATION,
                             A DELAWARE CORPORATION


                          AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger (this "Agreement") is entered into as of February ___, 2003, by and between Quixit, Inc., a Colorado corporation ("QXIT"), and TOP Group Corporation, a Delaware corporation ("TOP"). QXIT and TOP are sometimes referred to herein as the "Constituent Corporations". WHEREAS, QXIT was incorporated under the laws of the State of Colorado on May 15, 1997, and has authorized capital stock of 100,000,000 shares of stock, no par value per share (the "QXIT Common Stock"), of which 5,000,000 shares are issued and outstanding;

WHEREAS, TOP was incorporated under the laws of the State of Delaware on January 14, 2003 and has authorized capital stock of 100,000,000 shares of common stock, par value $.0001 per share (the "Top Common Stock"), of which one share is issued and outstanding;

WHEREAS, the respective Board of Directors of QXIT and TOP deem it advisable and in the best interests of their respective corporations that QXIT merge with and into TOP (the "Merger") and to enter into and perform this Agreement pursuant to the laws of Colorado and Delaware, as applicable;

WHEREAS, the Board of Directors of QXIT has approved and the shareholders of QXIT have approved this Agreement pursuant to the Colorado Business Corporation Act; and

WHEREAS, the Board of Directors of TOP has approved and the stockholders of TOP have approved this Agreement pursuant to Sections 251 and 252 of the Delaware General Corporation Law ("DGCL").

NOW, THEREFORE, QXIT and TOP hereby agree as follows:

                1. Merger. Subject to the terms and conditions hereof, QXIT shall be merged with and into TOP, and the separate corporate existence of QXIT will cease, TOP shall continue as the surviving corporation under the laws of the State of Delaware (the "Surviving Corporation") and the issued and outstanding shares of the capital stock of QXIT shall be converted into shares of the capital stock of TOP as provided in Section 6 below, effective upon the filing of the Certificate of Merger with the Secretary of State of Delaware (the "Effective Date").

                2. Registered Office of Surviving Corporation. The registered office of the Surviving Corporation after the Merger will be 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware and the name of the registered agent of the Surviving Corporation at such address will be The Corporation Service Company.

               3. Certificate of Incorporation. The Certificate of Incorporation of TOP in effect immediately prior to the Merger will continue to be the Certificate of Incorporation of the Surviving Corporation immediately upon and after the Merger.

               4. By-Laws. The By-Laws of TOP in effect immediately prior to the Merger will continue to be the By-Laws of the Surviving Corporation immediately upon and after the Merger.

               5. Officers and Directors. The directors and the officers of QXIT immediately prior to the Merger shall be the directors and officers of the Surviving Corporation immediately upon and after the Merger, until their respective successors are duly elected and qualified.

               6. Conversion of QXIT Shares. Upon the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their respective shareholders or stockholders, all of the shares of the QXIT Common Stock issued and outstanding immediately prior to the Merger shall automatically be converted on a one for one basis into fully paid and non-assessable shares of the TOP Common Stock.

     7. Cancellation of TOP Share. Upon the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their respective shareholders or stockholders, the one share of TOP Common Stock issued and outstanding immediately prior to the Merger shall automatically be canceled.

     8. Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of QXIT Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of TOP Common Stock into which the shares of QXIT Common Stock represented by such certificates have been converted as herein provided and shall be so registered on the books and records of TOP or its transfer agent. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for exchange, transfer or conversion or otherwise accounted for to TOP or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of TOP evidenced by such outstanding certificate as above provided.

     9. Status and Rights of Surviving Corporation. Immediately after the Merger, the Surviving Corporation shall possess all the rights, privileges and powers, of a public as well as a private nature, of QXIT, and all property, real, personal and mixed, whether tangible or intangible, and all debts due to QXIT shall be vested in the Surviving Corporation and all and every other interest of QXIT shall be thereafter the property of the Surviving Corporation as effectively as they were of QXIT, and the title to any real estate, whether by deed or otherwise, vested in QXIT or the Surviving Corporation, shall not revert or be in any way impaired by reason of the Merger. Immediately after the Merger, all rights of creditors and all liens upon any property of the parties hereto shall be preserved unimpaired, and all debts, liabilities, obligations, and duties of the parties hereto shall thenceforth attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by it.

     10. Further Assurances. From time to time, as and when required by TOP or by its successors and assigns, including, without limitation, the Surviving Corporation, there shall be executed and delivered on behalf of QXIT such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect in, to conform of record or otherwise in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of QXIT and otherwise to carry out the purposes of this Agreement, and the officers and directors of TOP are fully authorized in the name and on behalf of QXIT or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     11. Termination. Notwithstanding the approval of this Agreement by the shareholders of QXIT, this Agreement may be terminated by the mutual consent of the Boards of Directors of the parties hereto at any time prior to the Effective Date.

     12. Amendment. This Agreement may be amended by the mutual consent of the Boards of Directors of the parties hereto prior to the filing of this Agreement or related Certificate of Merger subject to the restrictions of
Section 251(d) of the DGCL.

     13. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same document. This Agreement constitutes the entire agreement of the parties which respect to the subject matter hereof and supersedes any prior or contemporaneous agreements, oral or written, relating thereto.

                [Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and Plan of Merger as of the date first written above.

                                   QUIXIT,  INC.
                                   a  Colorado  corporation


                                   By:____________________________________
                                   Name:  Yang  Hengming
                                   Title:  President  and  Chief  Executive
                                   Officer

                                   TOP  GROUP  CORPORATION,
                                   a  Delaware  corporation


                                   By:____________________________________
                                   Name:  Yang  Hengming
                                   Title:  President  and  Chief  Executive
                                   Officer

                                    ANNEX C

                          CERTIFICATE OF INCORPORATION

                                       OF

                              TOP GROUP CORPORATION

     The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law"), hereby certifies that:

     FIRST: The name of the corporation is TOP GROUP CORPORATION (the "Corporation").

     SECOND: The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808-1297, County of New Castle. The name of its registered agent at such address is the Corporation Service Company.

     THIRD: The purposes of the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

     FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is one hundred (100), consisting of 100 shares of common stock, $.001 par value per share ("Common Stock").

     FIFTH: The name and mailing address of the sole incorporator is James M. McKnight, Esq., c/o Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, New York, New York 10017.

     SIXTH: The Corporation is to have perpetual existence.

     SEVENTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition and not in limitation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, conferred by the State of Delaware, it is further provided that:

          (A) The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors that shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors, which the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

          (B) After the original or other Bylaws of the Corporation have been adopted, amended or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the Corporation may be exercised by the Board of Directors of the Corporation.

          (C) The books of the Corporation may be kept at such place within or without the State of Delaware as the Bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

          EIGHTH:  The Corporation shall, to the fullest extent permitted by
Section 145 of the General Corporation Law, as the same may be amended and supplemented from time to time, indemnify and advance expenses to (i) its directors and officers, and (ii) any person who at the request of the Corporation is or was serving as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section as amended or supplemented (or any successor); provided, however, that except with respect to proceedings to enforce rights to indemnification, the Bylaws of the Corporation may provide that the Corporation shall indemnify any director, officer or such person in connection with a proceeding (or part thereof) initiated by such director, officer or such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The Corporation, by action of its Board of Directors, may provide indemnification or advance expenses to employees and agents of the Corporation or other persons only on such terms and conditions and to the extent determined by the Board of Directors in its sole and absolute discretion. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     NINTH: No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision does not eliminate or limit the liability of the director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. For purposes of the prior sentence, the term "damages" shall, to the extent permitted by law, include without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, reasonable counsel fees and disbursements). Each person who serves as a director of the Corporation while this Article NINTH is in effect shall be deemed to be doing so in reliance on the provisions of this Article NINTH, and neither the amendment or repeal of this Article NINTH, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article NINTH, shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of an inconsistent provision. The provisions of this Article NINTH are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

     TENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the General Corporation Law order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be so summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

            ELEVENTH: Prior to January 15, 2005, neither the Corporation nor its stockholders shall take any action which would reduce, whether by reverse split, consolidation, reorganization, merger or otherwise (a "Reverse Split Transaction"), the number of outstanding shares of common stock of the Corporation or any successor company; provided, however, that, in the event any such action is taken in contravention of this Article ELEVENTH, the Corporation shall automatically and immediately grant to each stockholder of record as of October 31, 2002 a dividend equal to (i) the number of shares held by each such stockholder immediately prior to such Reverse Split Transaction multiplied by
(ii) a number of shares inversely proportional to the number of shares so reduced in such Reverse Split Transaction. Notwithstanding the foregoing, a "Reverse Split Transaction" shall not include a reduction of shares by means of retirement to treasury or cancellation.

          TWELFTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article.

IN WITNESS WHEREOF, I have made, signed, and sealed this Certificate of Incorporation on this 13th day of January 2003.

                                   _________________________________
                                   Name:     James M. McKnight, Esq.
                                   Title:     Sole Incorporator

                                    ANNEX D

                                   BY-LAWS OF
                              TOP GROUP CORPORATION

                          (AS ADOPTED JANUARY 16, 2003)

                                    ARTICLE I

                                     OFFICES

1.1     REGISTERED OFFICE.

     The registered office of TOP Group Corporation (the "Corporation") in the State of Delaware shall be at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808-1297, and the registered agent in charge thereof shall be Corporation Service Company.

1.2     OTHER OFFICES.

     The Corporation may also have an office or offices at any other place or places within or outside the State of Delaware.

                                   ARTICLE II

                     MEETING OF STOCKHOLDERS; STOCKHOLDERS'
                           CONSENT IN LIEU OF MEETING

2.1     ANNUAL MEETINGS.

     The annual meeting of the stockholders for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held at such place, date and hour as shall be fixed by the Board of Directors (the "Board") and designated in the notice or waiver of notice thereof, except that no annual meeting need be held if all actions, including the election of directors, required by the General Corporation Law of the State of Delaware (the "Delaware Statute") to be taken at a stockholders' annual meeting are taken by written consent in lieu of meeting pursuant to
Section 2.10 of this Article II.

2.2     SPECIAL MEETINGS.

     A special meeting of the stockholders for any purpose or purposes may be called by the Board, the Chairman, the President or the record holders of at least a majority of the issued and outstanding shares of Common Stock of the Corporation, to be held at such place, date and hour as shall be designated in the notice or waiver of notice thereof.

2.3     NOTICE OF MEETINGS.

     Except as otherwise required by statute, the Certificate of Incorporation of the Corporation (the "Certificate") or these By-laws, notice of each annual or special meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before the day on which the meeting is to be held, by delivering written notice thereof to him personally, or by mailing a copy of such notice, postage prepaid, directly to him at his address as it appears in the records of the Corporation, or by transmitting such notice thereof to him at such address by telegraph, cable or other telephonic transmission. Every such notice shall state the place, the date and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy, or who shall, in person or by his attorney thereunto authorized, waive such notice in writing, either before or after such meeting. Except as otherwise provided in these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of the stockholders need be specified in any such notice or waiver of notice. Notice of any adjourned meeting of stockholders shall not be required to be given, except when expressly required by law.

2.4     QUORUM.

     At each meeting of the stockholders, except where otherwise provided by the Certificate or these By-laws, the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority in interest of the stockholders present in person or represented by proxy and entitled to vote, or, in the absence of all the stockholders entitled to vote, any officer entitled to preside at, or act as secretary of, such meeting, shall have the power to adjourn the meeting from time to time, until stockholders holding the requisite amount of stock to constitute a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

2.5     ORGANIZATION.

     Unless otherwise determined by the Board, at each meeting of the stockholders, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

     (a) the Chairman, if any;

     (b) the President;

     (c) any director, officer or stockholder of the Corporation designated by the Board to act as chairman of such meeting and to preside thereat if the Chairman or the President shall be absent from such meeting; or

     (d) a stockholder of record who shall be chosen chairman of such meeting by a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat.


The Secretary or, if he shall be presiding over such meeting in accordance with the provisions of this Section 2.5 or if he shall be absent from such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary has been appointed and is present) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

2.6     ORDER OF BUSINESS.

     The order of business at each meeting of the stockholders shall be determined by the chairman of such meeting, but such order of business may be changed by a majority in voting interest of those present in person or by proxy at such meeting and entitled to vote thereat.

2.7     VOTING.

     Except as otherwise provided by law, the Certificate or these By-laws, at each meeting of the stockholders, every stockholder of the Corporation shall be entitled to one vote in person or by proxy for each share of Common Stock of the Corporation held by him and registered in his name on the books of the Corporation on the date fixed pursuant to Section 6.7 of Article VI as the record date for the determination of stockholders entitled to vote at such meeting. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. A person whose stock is pledged shall be entitled to vote, unless, in the transfer by the pledgor on the books of the Corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee or his proxy may represent such stock and vote thereon. If shares or other securities having voting power stand in the record of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary shall be given written notice to the contrary and furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

     (a) if only one votes, his act binds all;

     (b) if more than one votes, the act of the majority so voting binds all;
and

     (c) if more than one votes, but the vote is evenly split on any particular matter, such shares shall be voted in the manner provided by law.

If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even-split for the purposes of this Section 2.7 shall be a majority or even-split in interest. The Corporation shall not vote directly or indirectly any share of its own capital stock. Any vote of stock may be given by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized, delivered to the secretary of the meeting; provided, however, that no proxy shall be voted after three years from its date,
--------  -------
unless said proxy provides for a longer period. At all meetings of the stockholders, all matters (except where other provision is made by law, the Certificate or these

By-laws) shall be decided by the vote of a majority in interest of the stockholders present in person or by proxy at such meeting and entitled to vote thereon, a quorum being present. Unless demanded by a stockholder present in person or by proxy at any meeting and entitled to vote thereon, the vote on any question need not be by ballot. Upon a demand by any such stockholder for a vote by ballot upon any question, such vote by ballot shall be taken. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

2.8     INSPECTION.

     The chairman of the meeting may at any time appoint one or more inspectors to serve at any meeting of the stockholders. Any inspector may be removed, and a new inspector or inspectors appointed, by the Board at any time. Such inspectors shall decide upon the qualifications of voters, accept and count votes, declare the results of such vote, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the question, respectively. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any question other than a vote for or against his election to any position with the Corporation or on any other matter in which he may be directly interested. Before acting as herein provided, each inspector shall subscribe an oath faithfully to execute the duties of an inspector with strict impartiality and according to the best of his ability.

2.9     LIST OF STOCKHOLDERS.

     It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to any such meeting, during ordinary business hours, for a period of at least 10 days prior to such meeting, either at a place within the city where such meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

2.10     STOCKHOLDERS' CONSENT IN LIEU OF MEETING.

     Any action required by the Delaware Statute to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, by a consent in writing, as permitted by the Delaware Statute.

                                  ARTICLE III

                               BOARD OF DIRECTORS

3.1     GENERAL POWERS.

     The business, property and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate directed or required to be exercised or done by the stockholders.

3.2     NUMBER AND TERM OF OFFICE.

     The number of directors shall be fixed from time to time by the Board. Directors need not be stockholders. Each director shall hold office until his successor is elected and qualified, or until his earlier death or resignation or removal in the manner hereinafter provided.

3.3     ELECTION OF DIRECTORS.

     At each meeting of the stockholders for the election of directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of directors to be elected, of the stockholders present in person or by proxy and entitled to vote thereon shall be the directors; provided, however,
                                                              --------  -------
that for purposes of such vote no stockholder shall be allowed to cumulate his votes. Unless an election by ballot shall be demanded as provided in Section
2.7 of Article II, election of directors may be conducted in any manner approved at such meeting.

3.4     RESIGNATION, REMOVAL AND VACANCIES.

     Any director may resign at any time by giving written notice to the Board, the Chairman, the President or the Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Any director or the entire Board may be removed, with or without cause, at any time, by vote of the holders of a majority of the shares then entitled to vote at an election of directors or by written consent of the stockholders pursuant to Section 2.10 of Article II.

     Vacancies occurring on the Board for any reason may be filled by vote of the stockholders or by the stockholders' written consent pursuant to Section
2.10 of Article II, or by vote of the Board or by the directors' written consent pursuant to Section 3.6 of this Article III.

If the number of directors then in office is less than a quorum, such vacancies may be filled by a vote of a majority of the directors then in office.

3.5     MEETINGS.

(a)     Annual Meetings.  As soon as practicable after each annual election of
        ---------------
directors, the Board shall meet for the purpose of organization and the transaction of other business, unless it shall have transacted all such business by written consent pursuant to Section 3.6 of this Article III.

(b)     Other Meetings.  Other meetings of the Board shall be held at such times
        --------------
and at such places as the Board, the Chairman, the President or any director shall from time to time determine.

(c)     Notice of Meetings.  Notice shall be given to each director of each
        ------------------
meeting, including the time, place and purpose of such meeting. Notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least two days before the date on which such meeting is to be held, or shall be sent to him at such place by telegraph, cable, wireless or other form of recorded communication, or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held, but notice need not be given to any director who shall attend such meeting. A written waiver of notice, signed by the person entitled thereto, whether before or after the time of the meeting stated therein, shall be deemed equivalent to notice.

(d)     Place of Meetings.  The Board may hold its meetings at such place or
        -----------------
places within or outside the State of Delaware as the Board may from time to time determine, or as shall be designated in the respective notices or waivers of notice thereof.

(e)     Quorum and Manner of Acting.  A majority of the total number of
        ---------------------------
directors then in office shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board, except as otherwise expressly required by law or these By-laws. In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present.

(f)     Organization.  At each meeting of the Board, one of the following shall
        ------------
act as chairman of the meeting and preside thereat, in the following order of precedence:

     (i)     the Chairman, if any;

    (ii)     the President (if a director); or

   (iii)     any director designated by a majority of the directors present.

The Secretary or, in the case of his absence, an Assistant Secretary, if an Assistant Secretary has been appointed and is present, or any person whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

3.6     DIRECTORS' CONSENT IN LIEU OF MEETING.

     Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all of the directors then in office and such consent is filed with the minutes of the proceedings of the Board.

3.7     ACTION BY MEANS OF CONFERENCE TELEPHONE OR SIMILAR COMMUNICATIONS
EQUIPMENT.

     Any one or more members of the Board may participate in a meeting of the Board by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

3.8     COMMITTEES.

     The Board may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, such committee or committees to have such name or names as may be determined from time to time by resolution adopted by the Board, and each such committee to consist of one or more directors of the Corporation, which to the extent provided in said resolution or resolutions shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. The Board shall have power to change the members of any such committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time.

                                   ARTICLE IV

                                    OFFICERS

4.1     EXECUTIVE OFFICERS.

     The principal officers of the Corporation shall be a Chairman, if one is appointed (and any references to the Chairman shall not apply if a Chairman has not been appointed), a President, a Secretary and a Treasurer, and may include such other officers as the Board may appoint pursuant to Section 4.3 of this
Article IV.  Any two or more offices may be held by the same person.

4.2     AUTHORITY AND DUTIES.

     All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these By-laws or, to the extent so provided, by the Board.

4.3     OTHER OFFICERS.

     The Corporation may have such other officers, agents and employees as the Board may deem necessary, including one or more Assistant Secretaries, one or more Assistant Treasurers and one or more Vice Presidents, each of whom shall hold office for such period, have such authority and perform such duties as the Board, the Chairman or the President may from time to time determine. The Board may delegate to any principal officer the power to appoint and define the authority and duties of, or remove, any such officers, agents or employees.

4.4     TERM OF OFFICE, RESIGNATION AND REMOVAL.

     All officers shall be elected or appointed by the Board and shall hold office for such term as may be prescribed by the Board. Each officer shall hold office until his successor has been elected or appointed and qualified or until his earlier death or resignation or removal in the manner hereinafter provided. The Board may require any officer to give security for the faithful performance of his duties.

     Any officer may resign at any time by giving written notice to the Board, the Chairman, the President or the Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified, at the time it is accepted by action of the Board. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

     All officers and agents elected or appointed by the Board shall be subject to removal at any time by the Board or by the stockholders of the Corporation with or without cause.

4.5     VACANCIES.

     If the office of Chairman, President, Secretary or Treasurer becomes vacant for any reason, the Board shall fill such vacancy, and if any other office becomes vacant, the Board may fill such vacancy. Any officer so appointed or elected by the Board shall serve only until such time as the unexpired term of his predecessor shall have expired, unless reelected or reappointed by the Board.

4.6     THE CHAIRMAN.

     The Chairman shall give counsel and advice to the Board and the officers of the Corporation on all subjects concerning the welfare of the Corporation and the conduct of its business and shall perform such other duties as the Board may
from time to time determine.   Unless otherwise determined by the Board, he
shall preside at meetings of the Board and of the Stockholders at which he is present.

4.7     THE PRESIDENT.

     Unless otherwise determined by the Board, the President shall be the chief executive officer of the Corporation. The President shall have general and active management and control of the business and affairs of the Corporation subject to the control of the Board and shall see that all orders and resolutions of the Board are carried into effect. The President shall from time to time make such reports of the affairs of the Corporation as the Board of Directors may require and shall perform such other duties as the Board may from time to time determine.

4.8     THE SECRETARY.

     The Secretary shall, to the extent practicable, attend all meetings of the Board and all meetings of the stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose. He may give, or cause to be given, notice of all meetings of the stockholders and of the Board, and shall perform such other duties as may be prescribed by the Board, the Chairman or the President, under whose supervision he shall act. He shall keep in safe custody the seal of the Corporation and affix the same to any duly authorized instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer or, if appointed, an Assistant Secretary or an Assistant Treasurer. He shall keep in safe custody the certificate books and stockholder records and such other books and records as the Board may direct, and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board, the Chairman or the President.

4.9     THE TREASURER.

     The Treasurer shall have the care and custody of the corporate funds and other valuable effects, including securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, shall render to the Chairman, President and directors, at the regular meetings of the Board or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation and shall perform all other duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board, the Chairman or the President.

                                    ARTICLE V

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

5.1     EXECUTION OF DOCUMENTS.

     The Board shall designate, by either specific or general resolution, the officers, employees and agents of the Corporation who shall have the power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation, and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation. Unless so designated or expressly authorized by these By-laws, no officer, employee or agent shall have any power or authority to bind the Corporation by any contract or engagement, to pledge its credit or to render it liable pecuniarily for any purpose or amount.

5.2     DEPOSITS.

     All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board or Treasurer, or any other officer of the Corporation to whom power in this respect shall have been given by the Board, shall select.

5.3     PROXIES WITH RESPECT TO STOCK OR OTHER SECURITIES OF OTHER CORPORATIONS.

     The Board shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, and to vote or consent with respect to such stock or securities. Such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights, and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its powers and rights.

                                   ARTICLE VI

                  SHARES AND THEIR TRANSFER; FIXING RECORD DATE

6.1     CERTIFICATES FOR SHARES.

     Every owner of stock of the Corporation shall be entitled to have a certificate certifying the number and class of shares owned by him in the Corporation, which shall be in such form as shall be prescribed by the Board. Certificates shall be numbered and issued in consecutive order and shall be signed by, or in the name of, the Corporation by the Chairman, the President or any Vice President, and by the Treasurer (or an Assistant Treasurer, if appointed) or the Secretary (or an Assistant Secretary, if appointed). In case any officer or officers who shall have signed any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate had not ceased to be such officer or officers of the Corporation.

6.2     RECORD.

     A record in one or more counterparts shall be kept of the name of the person, firm or corporation owning the shares represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate, the date thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name shares of stock stand on the stock record of the Corporation shall be deemed the owner thereof for all purposes regarding the Corporation.

6.3     TRANSFER AND REGISTRATION OF STOCK.

     The transfer of stock and certificates which represent the stock of the Corporation shall be governed by Article 8 of Subtitle 1 of Title 6 of the Delaware Code (the Uniform Commercial Code), as amended from time to time. Registration of transfers of shares of the Corporation shall be made only on the books of the Corporation upon request of the registered holder thereof, or of his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and upon the surrender of the certificate or certificates for such shares properly endorsed or accompanied by a stock power duly executed.

6.4     ADDRESSES OF STOCKHOLDERS.

     Each stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to him, and, if any stockholder shall fail to designate such address, corporate notices may be served upon him by mail directed to him at his post-office address, if any, as the same appears on the share record books of the Corporation or at his last known post-office address.

6.5     LOST, DESTROYED AND MUTILATED CERTIFICATES.

     The holder of any shares of the Corporation shall immediately notify the Corporation of loss, destruction or mutilation of the certificate therefor, and the Board may, in its discretion, cause to be issued to him a new certificate or certificates for such shares, upon the surrender of the mutilated certificates or, in the case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and the Board may, in its discretion, require the owner of the lost or destroyed certificate or his legal representative to give the Corporation a bond in such sum and with such surety or sureties as it may direct to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate.

6.6     REGULATIONS.

     The Board may make such rules and regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates for stock of the Corporation.

6.7     FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD.

      (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall be not more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned
--------  -------
meeting.

     (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall be not more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by the Delaware Statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by the Delaware Statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

     (c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

                                  ARTICLE VII

                                      SEAL

     The Board may provide a corporate seal, which shall be impressed or handwritten in pen, and in the form of a circle and shall bear the full name of the Corporation, the year of incorporation of the Corporation and the words and figures "Corporate Seal - Delaware."

                                  ARTICLE VIII

                                   FISCAL YEAR

     The fiscal year of the Corporation shall be the calendar year unless otherwise determined by the Board.

                                   ARTICLE IX

                          INDEMNIFICATION AND INSURANCE

9.1     INDEMNIFICATION.

     (a) As provided in the Certificate, to the fullest extent permitted by the Delaware Statute as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for breach of fiduciary duty as a director.

     (b) Without limitation of any right conferred by paragraph (a) of this
Section 9.1, each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity while serving as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware Statute, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, excise taxes or amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer or employee and shall inure to the benefit of the indemnitee's heirs, testators, intestates, executors and administrators; provided, however,
                                                            --------  -------
that such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and with respect to a criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; provided further, however, that no indemnification
                          -------- -------  -------
shall be made in the case of an action, suit or proceeding by or in the right of the Corporation in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such director, officer, employee or agent is liable to the Corporation, unless a court having jurisdiction shall determine that, despite such adjudication, such person is fairly and reasonably entitled to indemnification; provided further, however, that, except as provided in
                    -------- -------  -------
Section 9.1(c) of this Article IX with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) initiated by such indemnitee was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article IX shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware Statute requires, an
            --------  -------
advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

     (c) If a claim under Section 9.1(b) of this Article IX is not paid in full by the Corporation with 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of any undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware Statute. Neither the failure of the Corporation (including the Board, independent legal counsel, or the stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware Statute, nor an actual determination by the Corporation (including the Board, independent legal counsel or the stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the Corporation.

     (d) The rights to indemnification and to the advancement of expenses conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate, agreement, vote of stockholders or disinterested directors or otherwise.

9.2     INSURANCE.

     The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation or any person who is or was serving at the request of the Corporation as a director, officer, employer or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware Statute.

                                    ARTICLE X

                                    AMENDMENT

     Any by-law (including these By-laws) may be adopted, amended or repealed by the vote of the holders of a majority of the shares then entitled to vote or by the stockholders' written consent pursuant to Section 2.10 of Article II, or by the vote of the Board or by the directors' written consent pursuant to Section
3.6 of Article III.

                                    * * * * *

                                  QUIXIT, INC.
              Special Meeting of Shareholders on February __, 2003
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of Quixit, Inc. (the "Company") hereby constitutes and appoints each of Yang Hengming and Lu Anli, its, his or her true and lawful attorney and proxy, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 666 Third Avenue, 25th Floor, New York, New York 10017, on February __, 2003, at 10:00 a.m., New York Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Special Meeting of Shareholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE and FOR THE APPROVAL OF PROPOSALS 2, 3 and 4.

            (Continued and to be signed and dated on the other side)





          The Board recommends a vote FOR all Proposals.         [X] Please mark
                                                                     your votes
                                                                     as this
                                                                     example

1.    Election of Directors by holders of       GRANT                WITHHOLD
      Common Stock                              [   ]                 [   ]
                                              AUTHORITY             AUTHORITY
                                           to vote for all       to vote for all
                                           nominees listed           nominees
                                              (except as          listed at left
                                            marked in the
                                            contrary, see
                                           instruction below)

      Song Ruhua, Yang Hengming
      and Lu Anli


      INSTRUCTION: To withhold authority to vote for any individual nominee, line through the name of the nominee above.

2.    Proposal to approve an amendment to      FOR         AGAINST       ABSTAIN
      the Company's Articles of               [   ]         [   ]         [   ]
      Incorporation, to change the
      Name of the Company from "Quixit,
      Inc." to "TOP Group Corporation".




3.  Proposal to reincorporate in the State     FOR         AGAINST       ABSTAIN
    of Delaware.                              [   ]         [   ]         [   ]



4.  Proposal to approve an                     FOR         AGAINST       ABSTAIN
    amendment to the Company's                [   ]         [   ]         [   ]
    Articles of Incorporation
    to prohibit, for a period
    of two years, certain reverse
    stock split and related
    transactions.

                                   The above named proxy is granted the authority, in his discretion, to act upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.


                                        Dated:   January, __ 2003



                                        ----------------------------------------
                                        Print Name


                                        ----------------------------------------
                                        Signature

                                        Please sign exactly as your name appears
                                        and return this Proxy immediately in the
                                        enclosed     stamped      self-addressed
                                        envelope.








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